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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 29, 2007

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-27290                                  11-3191686
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         (Commission File Number)              (IRS Employer Identification No.)

             37-16 23rd Street
        Long Island City, New York                          11101
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

(d) On October 29, 2007, KSW, Inc. (the "Company") notified the American Stock Exchange of the Company's intent to delist its common stock, par value $0.01 per share (the "Common Stock"), from the American Stock Exchange. The Company has arranged for listing of the Common Stock on The Nasdaq Global
Market. The Company has requested that trading in the Common Stock on the American Stock Exchange be suspended after market close on November 9, 2007 and expects trading on The Nasdaq Global Market to begin on November 12, 2007.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KSW, INC.


                                                  By:    /s/ Richard W. Lucas
                                                         -----------------------
                                                  Name:  Richard W. Lucas
                                                  Title: Chief Financial Officer

Date: October 31, 2007